UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2019

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2019, AAR CORP. (the “Company”) filed a Current Report on Form 8-K announcing that Robert J. Regan, Vice President, General Counsel and Secretary, will be retiring from the Company on December 31, 2019. The Company and Mr. Regan subsequently entered into a Retirement Agreement and Supplemental Release (the “Retirement Agreement”) in connection with Mr. Regan’s retirement from the Company.

Mr. Regan is eligible to receive severance benefits as set forth in the Amended and Restated Severance and Change in Control Agreement dated October 11, 2017 (the “Severance Agreement”). These benefits include salary continuation for twelve months, subject to earlier termination under certain circumstances as set forth in the Severance Agreement. Mr. Regan is also eligible for a pro-rated fiscal 2020 bonus under the Company’s Fiscal 2020 Short-Term Incentive Plan.

The Retirement Agreement provides for continued coverage of group medical, dental and vision benefits for Mr. Regan, his spouse and covered dependents at the same cost it charges its active employees. This coverage terminates the earlier of Mr. Regan becoming (a) eligible for Medicare or other similar government-sponsored coverage or (b) eligible for coverage through another employer.

The Retirement Agreement also confirms that Mr. Regan will be retirement eligible or otherwise vested for purposes of the Company’s stock plans and the Supplemental Key Employee Retirement Plan.

The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full text of the Retirement Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Retirement Agreement and Supplemental Release between AAR CORP. and Robert J. Regan.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Retirement Agreement and Supplemental Release between AAR CORP. and Robert J. Regan.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019
AAR CORP.

By:
/s/ SEAN M. GILLEN
Sean M. Gillen
Vice President and Chief Financial Officer
(Principal Financial Officer)